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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2004

                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)

      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code (513) 527-9700

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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Sight Resource Corporation (the "Company") has, pursuant to an engagement agreement executed by the Company on October 1, 2004, retained the investment banking firm of SSG Capital Advisors, LP to assist the Company with, among other matters, the possible sale or sales by the Company of all or a part of its assets or operations. Considering the Company's current financial condition, the magnitude of the claims of its creditors, and preliminary estimates as to the value of its remaining assets and operations, the Company does not expect that any such sale or sales, if consummated, will generate proceeds sufficient to result in a distribution to stockholders.

Under the terms of the engagement agreement, SSG will receive a monthly fee of $25,000. The agreement also calls for the payment to SSG of fees upon successful completion of certain financing transactions and sale transactions. A copy of the engagement agreement is being filed as an Exhibit to this Report.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2004, the Company filed its operating reports for the period from June 24, 2004 (the date of the filing of its petition under Chapter 11 of the Bankruptcy Code) to September 30, 2004 with the United States Bankruptcy Court for the Southern District of Ohio. Such filing was made pursuant to the filing requirements of Office of the United States Trustee. The filing includes a consolidated and consolidating balance sheet and operating statement. The consolidated balance sheet information and consolidated operating statement information included in the Bankruptcy Court filing are included with this report as Exhibit 99.1 (the "Bankruptcy Court Statements").

The Bankruptcy Court Statements are unaudited and do not conform to generally accepted accounting principles ("GAAP"). All goodwill and other intangible assets have been eliminated in the preparation of the Bankruptcy Court Statements. Reference is made to the footnotes to the financial statements for a statement of other limitations and qualifications applicable to the statements.

As previously reported, the Company's 2002 and 2003 year-end financial statements have not been audited or certified. Also, as previously reported, in view of the Company's Chapter 11 bankruptcy filing, and in view of the resignation of the independent accounting firm previously engaged to audit the Company's financial statements, it is doubtful that such statements will ever be certified. The Company's aforementioned year-end reports remain unaudited, and the Company remains unable to generate GAAP compliant statements for subsequent interim periods for inclusion in filings on Forms 10-Q and 10-K. In view of the foregoing, the Company is unable to, and does not expect in the future to be able to, submit a reconciliation of the differences between the Bankruptcy Court Statements and comparable statements prepared in accordance with GAAP.

See FORWARD-LOOKING STATEMENTS appearing below in this Report.

Item 9.01. Financial Statements and Exhibits.

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(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      See Exhibit Index.

FORWARD-LOOKING STATEMENTS.

This Report contains certain forward-looking statements within the meaning of
Section 21E of the Securities Act of 1934, as amended, including, without limitation, statements containing the words "doubtful," "except" and "not except," "possible," "estimates" and words of similar import. Because forward-looking statements are based on a number of beliefs, estimates and assumptions that could ultimately prove inaccurate, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements involve known and unknown risks, uncertainties and other factors. Such factors include, but are not limited to: uncertainties relating to the value of, the ability to sell, and the timing of the sale of, assets and operations of the Company; the possibility that available capital resources prove inadequate to allow the Company to continue to operate; Bankruptcy Court control and oversight; the risk factors or uncertainties listed from time to time in the Company's filings with the Securities and Exchange Commission or its filings with the U.S. Bankruptcy Court in connection with its Chapter 11 petitions; and uncertainties with respect to results of operations generally. The Company does not undertake to update any forward-looking statements included in this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SIGHT RESOURCE CORPORATION

Date: October 26, 2004                             By: /s/ Donald L. Radcliff
                                               --------------------------------
                                                     Donald L. Radcliff
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                             Description of Exhibit
10.53                           Engagement agreement executed October 1, 2004
                                between SSG Capital Advisors, L.P., and the
                                Company.

99.1                            Consolidated Balance Sheet as of September
                                30, 2004 and Consolidated Operating Statement for the period June 24, 2004 through September
                                30, 2004